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Rule 497(e)
Registration No. 33-11371
File No. 811-4982

HEARTLAND GROUP, INC.

Select Value Fund
Value Plus Fund
Value Fund
Taxable Short Duration Municipal Fund
Short Duration High-Yield Municipal Fund
High-Yield Municipal Bond Fund
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Wisconsin Tax Free Fund
(available to Wisconsin residents only)

Supplement Dated October 16, 2000
to
Prospectus Dated June 9, 2000

Taxable Short Duration Municipal Fund, Short Duration High-Yield Municipal Fund and High-Yield Municipal Bond Fund

Valuation Risk. Beginning on October 13, 2000, each of the Taxable Short Duration Municipal Fund, the Short Duration High-Yield Municipal Fund and the High-Yield Municipal Bond Fund began pricing its portfolio securities and determining its daily net asset value based upon fair value pricing procedures consistent with the Investment Company Act of 1940 and pursuant to pricing policies and procedures approved by the Board of Directors. A pricing committee appointed under these procedures prices the Funds' portfolio securities on each trading day and determines the per share net asset value of each of the Funds. To establish net asset values, the pricing committee ordinarily relies on securities prices provided by an independent pricing service. However, because of a current lack of liquidity in the high-yield municipal bond markets generally, and because of credit quality concerns and a lack of market makers, market bids and representative market transactions in the specific types of securities held by the Funds, the pricing committee presently is considering factors and information in addition to prices provided by the independent pricing service in order to assess the current fair value of the Funds' securities.

While the daily prices established under these procedures represent the pricing committee's best judgment of the price a Fund could expect to receive in a current sale of a portfolio security, this valuing technique necessarily involves numerous subjective factors. Accordingly, the price a Fund receives in an actual sale of a portfolio security on any given day could be substantially higher or lower than the price established under these fair value procedures. Because of this uncertainty, the current lack of liquidity in the high-yield municipal bond markets generally and the limited number of interested buyers for the specific types of securities held by the Funds, there is a risk that a Fund may not be able to liquidate securities in the ordinary course at prices sufficient to meet redemptions at net asset value. Furthermore, information and circumstances considered by the pricing committee to establish the fair value of a Fund's securities could change from day to day, resulting in fluctuations in the daily prices established for those securities and the daily net asset value of the Fund.

The Funds will continue to use these fair value pricing procedures for so long as the pricing committee determines that market conditions and the characteristics of the Funds' portfolios cause prices determined under these procedures to better represent the current value of the Funds' portfolio securities. In addition to the risks associated with these Funds which are discussed in the Funds' Prospectus, shareholders and prospective investors should bear in mind that the fair value pricing procedures being used by the Funds are necessarily imprecise, and expose the Funds' net asset values to a higher risk of uncertainty and fluctuation.

Taxable Short Duration Municipal Fund, Short Duration High-Yield Municipal Fund, High-Yield Municipal Bond Fund and Wisconsin Tax Free Fund.

     On September 28, 2000, Philip J. Fiskow and Derek J. Pawlak became co-portfolio managers with Greg D. Winston for the Taxable Short Duration Municipal Fund, the Short Duration High-Yield Municipal Fund, the High-Yield Municipal Bond Fund and the Wisconsin Tax Free Fund. Mr. Fiskow joined Heartland Advisors on September 28th, as Senior Vice President and Director of Fixed Income. Prior to joining Heartland Advisors, he had been Treasurer and Chief Investment Officer for MMI Companies, Inc. since 1997, Senior Vice President and Chief Investment Officer for Pioneer Financial Services, Inc., from 1991 to 1997, and Senior Portfolio Manager for Asset Allocation and Management from 1988 to 1991. Mr. Pawlak joined Heartland Advisors as a credit analyst in February 1998 and is a Vice President. Prior to joining Heartland Advisors, he had been an Assistant Vice President-Underwriting/Registration for B.C. Ziegler and Company since April 1993, and a Vice President of its wholly owned subsidiary, Ziegler Mortgage Securities, Inc. Mr. Pawlak has been a credit analyst for more than ten years, specializing in high yield securities for more than seven years. Mr. Winston will continue as a co-portfolio manager of the Funds, having previously served as co-manager with Thomas J. Conlin, who has resigned from Heartland Advisors.

Short Duration High-Yield Municipal Fund, High-Yield Municipal Bond Fund.

     As of October 2, 2000, the voluntary undertakings by Heartland Advisors to reimburse expenses and waive fees described in the Prospectus Supplement dated August 11, 2000, will no longer be in effect. However the firm's undertakings described on page 16 of the Prospectus to waive fees and/or reimburse expenses so that Fund net annual operating expenses (excluding brokerage commissions, interest and taxes) do not exceed the following percentages remain in effect:
0.75% of average daily net assets for the Short Duration High-Yield Municipal Fund and 0.95% of average daily net assets for the High-Yield Municipal Bond Fund.

As previously disclosed, on August 3, 2000, Heartland Advisors, Inc. (the "Advisor"), investment advisor and distributor for the Heartland Funds, was reorganized. The Advisor is now a wholly owned subsidiary of Heartland Holdings, Inc., and is indirectly owned by its employees. Previously, the Advisor had been directly owned by its employees. The reorganization did not result in a change of management or control of the Advisor, nor have any effect on its operations.



1.800.HEARTLN (1.800.432.7856)
www.heartlandfunds.com